Exhibit 99.1

Decarbonization Plus Acquisition Corporation II and Tritium Announce Filing of Definitive Proxy Statement and the January 12, 2022 Special Meeting to Approve Proposed Business Combination

Menlo Park, CA and Brisbane, Australia (December 21, 2021) – Decarbonization Plus Acquisition Corporation II (NASDAQ: DCRN, DCRNW, DCRNU) (“DCRN”), a publicly-traded special purpose acquisition company, announced today that DCRN’s definitive proxy statement (the “Proxy Statement”) relating to the previously announced business combination with Tritium Holdings Pty Ltd (“Tritium”), a leading global developer and manufacturer of direct current (“DC”) fast charging technology for electric vehicles, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 21, 2021.

DCRN is preparing to commence mailing of the Proxy Statement and a notice and voting instruction form or a proxy card relating to the special meeting of DCRN stockholders (the “Special Meeting”) to DCRN stockholders of record as of the close of business on December 6, 2021, who will be entitled to attend and participate in the Special Meeting.

The Special Meeting to approve the proposed business combination and related matters is scheduled to be held on January 12, 2022 at 10:00 a.m. Eastern time. The Special Meeting will be conducted completely virtually, and can be accessed via live webcast at https://www.cstproxy.com/decarbonizationplusacquisitionii/2021. If the proposals at the Special Meeting are approved, the parties anticipate that the business combination will close and the trading of the combined entity will commence on NASDAQ shortly thereafter, subject to the satisfaction or waiver, as applicable, of all other closing conditions.

The DCRN Board of Directors believes the proposed business combination is in the best interests of DCRN and its stockholders, and recommends that DCRN stockholders vote “FOR” the adoption and approval of the Business Combination Agreement, dated as of May 25, 2021 (as amended by the First Amendment to the Business Combination Agreement, dated July 27, 2021), by and among DCRN, Tritium, Tritium DCFC Limited (“NewCo”) and Hulk Merger Sub, Inc., as well as all other proposals included in DCRN’s Proxy Statement.

Every stockholder’s vote is important, regardless of the number of shares held. Accordingly, DCRN requests that each stockholder complete, sign, date and return a proxy card (online or by mail) as soon as possible so that their votes arrive no later than 11:59 p.m. Eastern time on January 11, 2022, to ensure that the stockholder’s shares will be represented at the Special Meeting. Stockholders that hold shares in “street name” (i.e., those stockholders whose shares are held of record by a broker, bank or other nominee) should contact their broker, bank or nominee to provide instructions on how to vote their shares and ensure that their shares are voted.

If any individual DCRN stockholder does not receive the Proxy Statement, such stockholder should (i) confirm their Proxy Statement’s status with their broker, (ii) contact Morrow Sodali LLC, DCRN’s proxy solicitor, for assistance via e-mail at DCRN.info@investor.morrowsodali.com or toll-free call at (800) 662-5200. Banks and brokers can place a collect call to Morrow Sodali at (203) 658-9400, or (iii) contact DCRN at 2744 Sand Hill Road, Suite 100, Menlo Park, California, 94025.

DCRN expects to provide stockholders with additional information on how stockholders may vote their shares on its website in the coming days, and DCRN expects to publish a subsequent press release once the website is live.

About Tritium

Founded in 2001, Tritium designs and manufactures proprietary hardware and software to create advanced and reliable DC fast chargers for electric vehicles. Tritium’s compact and robust chargers are designed to look great on Main Street and thrive in harsh conditions, through technology engineered to be easy to install, own, and use. Tritium is focused on continuous innovation in support of our customers around the world.

For more information, visit tritiumcharging.com

About Decarbonization Plus Acquisition Corporation II

Decarbonization Plus Acquisition Corporation II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with a target whose principal effort is developing and advancing a platform that decarbonizes the most carbon-intensive sectors. These include the energy and agriculture, industrials, transportation and commercial and residential sectors. DCRN is sponsored by an affiliate of Riverstone Holdings LLC and represents a further expansion of Riverstone’s 15-year franchise in low-carbon investments, having established industry leading, scaled companies with more than $5 billion of equity invested in renewables.

Forward Looking Statements

Certain statements made in this document are “forward-looking statements” with respect to the proposed business combination and including statements regarding the commencement of mailing of the Proxy Statement, the Special Meeting and the anticipated timing of the closing of the business combination. These forward-looking statements generally are identified by the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “targets,” “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “future,” “propose,” “strategy,” “opportunity” and variations of these words or similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or are not statements of historical matters are intended to identify forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, guarantees, assurances, predictions or definitive statements of fact or probability regarding future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside NewCo’s, Tritium’s or DCRN’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination or the private offering of ordinary shares in the capital of NewCo to a certain investor (the “PIPE Financing”) in a timely manner or at all (including due to the failure to receive required stockholder or shareholder, as applicable, approvals, or the failure of other closing conditions such as the satisfaction of the minimum trust account amount following redemptions by DCRN’s public stockholders, and the receipt of certain governmental and regulatory approvals), which may adversely affect the price of DCRN’s securities; the inability of the business combination to be completed by DCRN’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by DCRN; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination or the PIPE Financing; the inability to recognize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of NewCo’s shares on a national exchange following the proposed business combination; costs related to the proposed business combination; the risk that the proposed business combination disrupts current plans and operations, business relationships or business generally as a result of the announcement and consummation of the proposed business combination; NewCo’s ability to manage growth; NewCo’s ability to execute its business plan and meet its projections; potential disruption in NewCo’s employee retention as a result of the business combination; potential litigation, governmental or regulatory proceedings, investigations or inquiries involving NewCo, Tritium or DCRN, including in relation to the business combination; changes in applicable laws or regulations and general economic and market conditions impacting demand for Tritium’s or NewCo’s products and services; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in DCRN’s other filings with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statement, and NewCo and DCRN assume no obligation and do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Neither NewCo nor DCRN gives any assurance that either NewCo or DCRN will achieve its expectations.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, NewCo, which will be the going-forward public company, filed a preliminary registration statement on Form F-4, (as amended, the “Registration Statement”), which includes a preliminary proxy statement of DCRN. The Registration Statement is now effective, and the Proxy Statement will be mailed to DCRN stockholders of record as of the close of business on December 6, 2021. INVESTORS AND SECURITY HOLDERS OF DCRN ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL

AMENDMENTS AND SUPPLEMENTS THERETO) AND THE EFFECTIVE REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRITIUM, DCRN, NEWCO AND THE BUSINESS COMBINATION. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Participants in the Solicitation

DCRN and its directors and executive officers may be deemed participants in the solicitation of proxies from DCRN’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in DCRN is contained in DCRN’s filings with the SEC, including DCRN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants is set forth in the Registration Statement for the proposed business combination. NewCo and Tritium and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of DCRN in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination is contained in the Registration Statement for the proposed business combination.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This document also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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DCRN Media Contact

Daniel Yunger

Kekst CNC

daniel.yunger@kekstcnc.com

Tritium Media Contact

Jack Ulrich

media@tritium.com.au

Tritium Investors Contact

Caldwell Bailey

ICR, Inc.

TritiumIR@icrinc.com